SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

May 1, 2014

Date of Report (Date of Earliest Event Reported)

Rainbow International, Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-175337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

17422 E. Progress Drive, Suite 107
Centennial, CO 80015
(Address of principal executive offices)

720-432-0214

(registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this amendment on Form 8-K/A to the Current Report on Form 8-K filed on May 5, 2014 (the “Original Form 8-K”) by the registrant is to revise Item 5.01 to reflect additional details pertaining to the proposed operations of the registrant.   Except as described in this Amendment, no other changes have been made to the Original Form 8-K.   The Original Form 8-K continues to speak as of the date of the Original Form 8-K, and we have not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to the filing of the Original Form 8-K other than as expressly indicated in this Amendment.

Item 5.01

Changes in Control of registrant

(a)  On May 1, 2014, Lucia Ozer agreed to retire the 112,000,000 common shares representing 100% of the common shares she holds in the registrant.  After the retirement, there will be 161,475,200 common shares and 5,000,000 Series A preferred shares issued and outstanding in the registrant.

On May 1, 2014, Donald Perks, the former officer and director of the registrant and the majority shareholder sold 57,475,200 common shares and 5,000,000 Series A preferred shares representing 100% of the common shares and preferred shares he holds in the registrant.  Donald Corn utilized personal funds to purchase the common shares and Series A preferred shares for $25,000.  After the retirement of the 112,000,000 common shares, Mr. Corn will hold 35.59% of the issued and outstanding common shares of the registrant and 100% of the voting Series A preferred shares resulting in a change of control in the registrant.    The Series A preferred shares vote at a ratio of 100 to 1 common shares, or 500,000,000 common shares in this case.  Therefore, Mr. Corn controls 84.28% of the registrant’s total issued and outstanding voting shares.

There are no arrangements or understandings between Mr. Corn and any other persons pursuant to which Mr. Corn was appointed as an officer and director of the registrant.  Mr. Corn does not have a direct or indirect material interest in any currently proposed transaction in which the registrant is to be a participant and the amount involved exceeds $120,000.

In accordance with Item 5.01(a)(8) of Form 8-K, as a shell registrant (as defined in Rule 12b-2 promulgated under the Exchange Act), we are providing the information that would be required if we were filing a registration statement on Form 10 under the Exchange Act.

FORM 10 INFORMATION

The following information required on Form 10 has been previously reported by us and may be found in the following filings:

Form 10 Item	Description	registrant Filing

Item 2	Financial Information	Form 10-K filed on October 30, 2013 and Form 10-Q filed on April 17, 2014
Item 8	Legal Proceedings	Form 10-K filed on October 30, 2013
Item 9	Market Price of and Dividends on the registrant’s Common Equity and Related Stockholder Matters	Form 10-K filed on October 30, 2013
Item 10	Recent Sales of Unregistered Securities	Form 10-K filed on October 30, 2013
Item 11	Description of registrant’s Securities to be Registered	Form S-1/A filed on August 25, 2011
Item 12	Indemnification of Directors and Officers	Form S-1/A filed on August 25, 2011
Item 13	Financial Statements and Supplementary Data	Form 10-K filed on October 30, 2013 and Form 10-Q filed on April 17, 2014
Item 14	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Form 10-K filed on October 30, 2013
Item 15	Financial Statements and Exhibits	Form 10-K filed on October 30, 2013 and Form 10-Q filed on April 17, 2014

Business

The registrant intends to focus on investing in the commercial production of hemp cannabidiol (“CBD”), investing in CBD-related products and profitable CBD market niches.  Hemp is a variety of the cannabis sativa plant. Hemp may be the most useful plant known to mankind.  Cannabis sativa means useful (sativa) hemp (cannabis).  The word ‘Canvas’ is slang, derived from the original word cannabis. The original Levi Jeans were made from hemp, as was Betsy Ross’ flag.

Industrial hemp is frequently confused with marijuana in the US due to a lack of understanding of the two plants.  Although both plants are from the species cannabis sativa, hemp contains virtually no THC (less than 0.3% THC), the active ingredient in marijuana.

Hemp is used to make over 25,000 different products, most of which, management believes to be superior alternatives to less environmentally friendly products.   Some of the products made are: clothing, shoes, diapers, rope, canvas, cellophane, paints, fuels, chain lubricants, biodegradable plastics, paper, fiberboard, cement blocks, food, cosmetics, and soap.  The reemergence of hemp is slowly but steadily progressing within the United States while gaining full government support in other nations.

Bulk CBDs:   CBDs are made from the hemp plant under strict CO2 extraction procedures.  Because hemp is not presently grown in Colorado or elsewhere in the US, the registrant has acquired several large sources from the EU where it can import bulk CBDs, under strict FDA-import guidelines.  These CBD lines are very pure and do not contain elements that have made the CBDs from China as non-acceptable.  Each bulk quantity of CBD extract will be individually laboratory-tested in the EU prior to payment and shipping to the registrant’s US location.  Once the bulk CBDs are received in the US, they will be re-formulated and shipped to bulk buyers.

     Private CBDs:  The registrant intends to also grow its own CBDs from hemp crops produced on contracted farming acreage along Colorado’s Front Range.  These CBDs will be specifically formulated to include high concentrations of CBD and terpines.

     Products:  The registrant is in the process of developing products that can be applied topically (to the skin) or orally to provide relief.  Management is of the opinion that these products may be especially useful in helping customers with arthritic and joint pain.  If the registrant is successful in developing its CBD product lines, it intends to seek patent protection as quickly as possible.

     History of Hemp.   Hemp is an ancient plant that has been cultivated for millennia.  The Columbia History of the World (1996) states that weaving of hemp fiber began over 10,000 years ago. Carbon tests have suggested that the use of wild hemp dates as far back as 8000 B.C.   In Great Britain, hemp cultivation dates back to 800AD. In the 16th Century, Henry VIII encouraged farmers to plant the crop extensively to provide materials for the British Naval fleet.  A steady supply of hemp was needed for the construction of battleships and their components. Riggings, pendants, pennants, sails, and oakum were all made from hemp fiber and oil.  Hemp paper was used for maps, logs, and even for the Bibles that sailors brought on board.

In 17th Century America, farmers in Virginia, Massachusetts and Connecticut were ordered by law to grow Indian hemp. By the early 18th century, a person could be sentenced to jail if they were not growing hemp on their land.  Hemp was considered to be legal tender.  For over 200 years in colonial America, hemp was currency that one could use to pay their taxes with.

In fact, ‘Old Glory’ the historic flag used in the Revolutionary War, was made from hemp fiber; as was the original ‘49ers Levi Jeans’ which was made from canvas produced from hemp fiber; which incorporated rivets on the pockets, so that miners would not lose their gold when placed in the pockets.

Historical Facts about Hemp

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1215: Magna Carta is printed on hemp paper.

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1456: Guttenberg Bible is printed on hemp paper.

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1492: Hemp sails and ropes make Columbus's trip to America possible (other fibers would have decayed somewhere in mid-Atlantic).

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The King James Bible (17th century) is printed on hemp paper.

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1776: Betsy Ross sews first American flag out of hemp fibers.

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1776: Declaration of Independence is drafted on hemp paper.  Four years later, the U.S. Constitution is also printed on hemp paper.  On July 19, 1776, Congress ordered the Declaration of Independence be copied and engrossed on parchment (a prepared animal skin). This was the famous document signed by the delegates on August 2, 1776. So, this "original" Declaration of Independence was engrossed on parchment (animal skin treated with lime).

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1791: President Washington sets duties on hemp to encourage domestic industry. Both George Washington and Thomas Jefferson are growing hemp on their plantations.

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Thomas Paine's pamphlets: The Rights of Man, Common Sense, and The Age of Reason were printed on hemp paper.

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1812: Sailors outfit and propel the U.S. frigate, Constitution "Old Ironsides", with more than 60 tons of hempen rope and canvas sail.

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1850: The United States Census counts 8,327 hemp plantations growing hemp for cloth, canvas, and other necessities.

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Late 1800s: The American west is tamed with hemp lassos and hemp canvas covered wagons. Hemp oil is used extensively in lighting oil, paints, and varnishes.

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1849: The Levi Jean was originally created for miners and was made from hemp canvas, died blue and made with pocket rivets to hold their gold nuggets.

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The works of Mark Twain, Alexander Dumas, and Victor Hugo were printed on hemp paper.

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Lewis Carroll's beloved Alice in Wonderland was printed on hemp paper.

Hemp production’s demise brought about by DuPont’s Plastic:

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1931: Andrew Mellon, The Treasury Secretary, and head of Bank of Pittsburgh, which loaned Dupont 80% of its money, appoints his nephew-in-law, Harry J. Anslinger, to head newly formed Federal Bureau of Narcotics (later becoming the DEA).

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1930s: Following action by the Federal Bureau of Narcotics and a campaign by William Randolph Hearst, propaganda is created against hemp from companies with vested interest in the new petroleum-based synthetic textiles. Even though hemp reinvents itself, thanks to new technology that eases processing and expands its use, the timber (Hearst) and oil interests (Dupont, Anslinger, Mellon) crush competition from plant-based cellulose by demonizing cannabis - hemp and marijuana - with such movies as "Marijuana: Assassin of Youth", "Devil's Weed", and "Reefer Madness". Throughout this assault hemp's link to marijuana is exaggerated.

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1937: The Marijuana Tax Act is passed, a prohibitive tax on hemp in the USA, effectively destroying the industry.  Anslinger testifies to Congress that 'Marijuana' is the most violence-causing drug known to man.  The objections by the American Medical Association and the National Oil Seed Institute are rejected.

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1941: Popular Mechanics Magazine reveals details of Henry Ford's plastic car made using hemp and fueled from hemp. Henry Ford continues to illegally grow hemp for some years after the federal ban, hoping to become independent of the petroleum industry.

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1941-1945: During World War II, Japan cuts off our supplies of vital hemp and coarse fibers.  The hemp is needed for making, among other things, rope, webbing, and canvas, to be used on navy ships.  So a program is started to grow hemp for military use under the banner of "Hemp for Victory".  The US Department of Agriculture releases an educational film called "Hemp for Victory", which shows farmers how to grow and harvest industrial hemp.  Hemp harvesting machinery is made available at low or no cost.

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From 1942 to 1945, farmers who agree to grow hemp are waived from serving in the military, along with their sons.  That's how vitally important hemp was to America during World War II.  The fields of hemp were termed victory gardens.

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1945: The war ends and so does "hemp for victory".  Licenses to grow hemp are revoked.

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2014: Farm Bill signed to re-instate the growing of commercial hemp, where authorized by individual states.

o

Source: http://www.naturalhorse.com/archive/volume8/Issue4/article_5.php

Medicine:

Hemp can be used to produce hempseed oil that is helpful in reducing pain, fiber to be used in clothing and cannabidiol (CBD), which has been found to be useful in the treatment of serious disease.  Many doctors and scientists believe cannabidiol has a wider range of therapeutic effects than THC, and without the psychoactive properties. Hemp-based products are not regulated by the FDA and can be sold via credit card to anyone in the US.

Risk Factors

We have a limited operating history on which to evaluate our business or base an investment decision.

Our business prospects are difficult to predict because of our limited operating history, early stage of development and unproven business strategy.  The re-emergence of hemp is still a relatively new product in the marketplace.  Both the continued growth of the hemp market in general, and our ability to introduce commercial development of hemp to new regions, face numerous risks and uncertainties. In particular, we have not proven that we can obtain or produce hemp in a manner that enables us to be profitable and meet manufacturer requirements, develop intellectual property to enhance hemp production, develop and maintain relationships with key growers and strategic partners to extract value from our intellectual property, raise sufficient capital in the public and/or private markets, or respond effectively to competitive pressures.  If we are unable to accomplish these goals, our business is unlikely to succeed and you should consider our prospects in light of these risks, challenges and uncertainties.

If we fail to raise additional capital, our ability to implement our business model and strategy could be compromised.

To date, our operations have been funded entirely from the proceeds from debt and equity financings. We expect to require substantial additional capital in the near future to develop our intellectual property base and to establish the targeted levels of commercial production of hemp.  We may not be able to obtain additional financing on terms acceptable to us, or at all.  Even if we obtain financing for our near term operations, we expect that we will require additional capital beyond the near term.  If we are unable to raise capital when needed, our business, financial condition and results of operations would be materially adversely affected, and we could be forced to reduce or discontinue our operations.

We face intense competition that could prohibit us from developing a customer base and generating revenue.

The industry within which we compete is highly competitive with companies that have greater capital resources, facilities and diversity of product lines.   Additionally, if demand for hemp continues to grow, we expect many new competitors to enter the market as there are no significant barriers to hemp production.   More established agricultural companies with much greater financial resources which do not currently compete with us may be able to easily adapt their existing operations to production of hemp.  Due to this competition, there is no assurance that we will not encounter difficulties in obtaining revenues and market share or in the positioning of our services or that competition in the industry will not lead to reduced prices for hemp.

Inability to protect our proprietary rights could damage our competitive position.

Our business will be heavily dependent upon the intellectual property we develop or acquire. Any infringement or misappropriation of our intellectual property could damage its value and limit our ability to compete.  We will rely on patents, copyrights, trademarks, trade secrets, confidentiality provisions and licensing arrangements to establish and protect our intellectual property.  We may have to engage in litigation to protect the rights to our intellectual property, which could result in significant litigation costs and require a significant amount of our time.  In addition, our ability to enforce and protect our intellectual property rights may be limited in certain countries outside the United States, which could make it easier for competitors to capture market position in such countries by utilizing technologies that are similar to those developed or licensed by us.

Competitors may also harm our sales by designing products that mirror the capabilities of our products or technology without infringing our intellectual property rights.  If we do not obtain sufficient protection for our intellectual property, or if we are unable to effectively enforce our intellectual property rights, our competitiveness could be impaired, which would limit our growth and future revenue.

A successful claim of infringement against us could result in a substantial damage award and materially harm our financial condition.  Even if a claim against us is unsuccessful, we would likely have to devote significant time and resources to defending against it.

We may also find it necessary to bring infringement or other actions against third parties to seek to protect our intellectual property rights.  Litigation of this nature, even if successful, is often expensive and disruptive of a company’s management’s attention, and in any event may not lead to a successful result relative to the resources dedicated to any such litigation.

We may be unable to effectively develop an intellectual property portfolio or may fail to keep pace with advances in technology.

We have a limited operating history in the agriculture industry and there is no certainty that we will be able to effectively develop a viable portfolio of intellectual property.

Even if we are able to develop, manufacture and obtain any regulatory approvals and clearances necessary for our technologies and methods, the success of such services will depend upon market acceptance. Levels of market acceptance for our services could be affected by several factors, including:

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the availability of alternative services from our competitors;

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the price and reliability of the our services relative to that of our competitors; and

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the timing of our market entry.

Additionally, our intellectual property must keep pace with advances by our competitors. Failure to do so could cause our position in the industry to erode rapidly.

Confidentiality agreements with employees and others may not adequately prevent disclosure of our trade secrets and other proprietary information.

Our success depends upon the skills, knowledge and experience of our technical personnel, our consultants and advisors as well as our licensors and contractors.  Because we operate in a highly competitive field, we will rely significantly on trade secrets to protect our proprietary technology and processes. However, trade secrets are difficult to protect.  We enter into confidentiality and intellectual property assignment agreements with our corporate partners, employees, consultants, outside scientific collaborators, developers and other advisors.  These agreements generally require that the receiving party keep confidential and not disclose to third parties confidential information developed by us during the course of the receiving party’s relationship with us.  These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to us will be our exclusive property.  However, these agreements may be breached and may not effectively assign intellectual property rights to us.  Our trade secrets also could be independently discovered by competitors, in which case we would not be able to prevent use of such trade secrets by our competitors.  The enforcement of a claim alleging that a party illegally obtained and was using our trade secrets could be difficult, expensive and time consuming and the outcome would be unpredictable. In addition, courts outside the United States may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect our competitive position.

If our services do not gain acceptance among hemp growers, we may not be able to recover the cost of our intellectual property development.

Our business model relies on the assumption that we will be able to develop methods and protocols, secure valuable plant strains and develop other intellectual property for hemp farming that will be attractive to both hemp growers and manufacturers.   If we are unable to secure such intellectual property or if our methods and protocols do not gain acceptance among growers or manufacturers, our intellectual property will have limited value.   A number of factors may affect the market acceptance of our products and services, including, among others, the perception by growers of the effectiveness of our intellectual property, the perception among manufacturers of the quality of hemp produced using our intellectual property, our ability to fund marketing efforts, and the effectiveness of such marketing efforts.  If such products and services do not gain acceptance by growers and/or manufacturers, we may not be able to fund future operations, including the expansion of our own farming projects and development and/or acquisition of additional intellectual property, which inability would have a material adverse effect on our business, financial condition and operating results.

Any failure to adequately establish a network of growers and manufacturers will impede our growth.

We expect to be substantially dependent on manufacturers to purchase the hemp produced both at our own farms and at those of our customers. We are in the process of establishing a network of growers to produce hemp using the methods and protocols we are developing. Our ability to secure such contracts will influence our attractiveness to growers who are potentially interested in partnering with us.  Achieving significant growth in revenue will depend, in large part, on our success in establishing this production network.  If we are unable to develop an efficient production network, it will make our growth more difficult and our business could suffer.

If we are unable to deliver a consistent, high quality hemp at sufficient volumes, our relationship with our manufacturers may suffer and our operating results will be adversely affected.

Manufacturers will expect us to be able to consistently deliver hemp at sufficient volumes, while meeting their established quality standards.  If we are unable to consistently deliver such volumes either from our own farms, or those of our grower partners, our relationship with these manufacturers could be adversely affected which could have a negative impact on our operating results.

Laws and regulations affecting the cannabis and marijuana industries are constantly changing, which could detrimentally affect our contemplated business, and we cannot predict the impact that future regulations may have on us.

Local, state and federal cannabis and marijuana laws and regulations are constantly changing and they are subject to evolving interpretations, which could require us to incur substantial costs associated with compliance or to alter one or more of our contemplated service offerings. In addition, violations of these laws, or allegations of such violations, could disrupt our contemplated business and result in a material adverse effect on our revenues, profitability, and financial condition. We cannot predict the nature of any future laws, regulations, interpretations or applications, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our contemplated business.  Any change in law or interpretation could have a material adverse effect on our contemplated business, financial condition, and results of operations.

Marijuana remains illegal under federal law.

Marijuana remains illegal under federal law.  It is a schedule-I controlled substance.  Even in those jurisdictions in which the use of medical marijuana has been legalized at the state level, its prescription is a violation of federal law.  Federal law criminalizing the use of marijuana trumps state laws that legalize its use for medicinal purposes, although the current President’s administration has expressed a reluctance to enforce federal law in this regard in jurisdictions where it conflicts with state law. However, a change in the federal attitude towards enforcement could occur at any time and could cripple the industry.

It is possible that our contemplated activities could be deemed to be facilitating the selling or distribution of marijuana in violation of the federal Controlled Substances Act, or to constitute aiding or abetting, or being an accessory to, a violation of that Act. Federal authorities have not focused their resources on such tangential or secondary violations of the Act, nor have they threatened to do so. However, if the federal government were to change its practices, or were to expend its resources attacking providers of services or equipment that could be usable by participants in the marijuana industry, such action could have a materially adverse effect on our contemplated business, financial condition, and results of operations.

Hemp remains illegal to grow under federal law.

Hemp remains illegal to grow in the United States under federal law due to its relation to marijuana. However, it may be legally imported and sold in the United States.  In certain states, the cultivation of hemp is legal, however federal law criminalizing such cultivation trumps state laws in this regard. The current President’s administration has expressed a reluctance to enforce federal law in this regard in jurisdictions where it conflicts with state law. However, a change in the federal attitude towards enforcement could occur at any time and could cripple the industry.

It is possible that our contemplated activities could be deemed to be facilitating hemp cultivation in violation of the federal Controlled Substances Act, or to constitute aiding or abetting, or being an accessory to, a violation of that Act. Federal authorities have not focused their resources on such tangential or secondary violations of the Act, nor have they threatened to do so. However, if the federal government were to change its practices, or were to expend its resources attacking providers of services or equipment that could be usable by participants in the hemp cultivation industry, such action could have a materially adverse effect on our contemplated business, financial condition, and results of operations.

Failure to effectively manage growth of internal operations and business may strain our financial resources.

We intend to significantly expand the scope of our farming operations and our research and development activities in the near term. Our growth rate may place a significant strain on our financial resources for a number of reasons, including, but not limited to, the following:

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The need for continued development of our financial and information management systems;

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The need to manage strategic relationships and agreements with manufacturers, growers and partners; and

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Difficulties in hiring and retaining skilled management, technical and other personnel necessary to support and manage our business.

Additionally, our strategy envisions a period of rapid growth that may impose a significant burden on our administrative and operational resources. Our ability to effectively manage growth will require us to substantially expand the capabilities of our administrative and operational resources and to attract, train, manage and retain qualified management and other personnel. Our failure to successfully manage growth could result in our sales not increasing commensurately with capital investments. Our inability to successfully manage growth could materially adversely affect our business.

Adverse weather conditions, natural disasters, crop disease, pests and other natural conditions can impose significant costs and losses on our business.

Weather-related events could significantly affect our results of operations. We do not currently maintain insurance to cover weather-related losses and if we do obtain such insurance it likely will not cover all weather-related events and, even when an event is covered, our retention or deductible may be significant. Cooler temperatures in the regions where we operate could negatively affect us, while not affecting our competitors in other regions.

Our crops, and those of our grower partners, could also be affected by drought, temperature extremes, hurricanes, windstorms and floods. In addition, such crops could be vulnerable to crop disease and to pests, which may vary in severity and effect, depending on the stage of agricultural production at the time of infection or infestation, the type of treatment applied and climatic conditions. Unfavorable growing conditions caused by these factors can reduce both crop size and crop quality. In extreme cases, entire harvests may be lost. These factors may result in lower production and, in the case of farms we own or manage, increased costs due to expenditures for additional agricultural techniques or agrichemicals, the repair of infrastructure, and the replanting of damaged or destroyed crops. We may also experience shipping interruptions, port damage and changes in shipping routes as a result of weather-related disruptions.

Competitors and industry participants may be affected differently by weather-related events based on the location of their production and supply. If adverse conditions are widespread in the industry, it may restrict supplies and lead to an increase in prices for hemp, but our typical fixed-price supply contracts may prevent us from recovering these higher costs.

Our operations and products are regulated in the areas of food safety and protection of human health and the environment.

Our operations and products are subject to inspections by environmental, food safety, health and customs authorities and to numerous governmental regulations, including those relating to the use and disposal of agrichemicals, the documentation of food shipments, the traceability of food products, and labeling of our products for consumers, all of which involve compliance costs.  Changes in regulations or laws may require, operational modifications or capital improvements at various locations.  If violations occur, regulators can impose fines, penalties and other sanctions.  The costs of these modifications and improvements and of any fines or penalties could be substantial.  We can be adversely affected by actions of regulators or if consumers lose confidence in the safety and quality of hemp, even if our products are not implicated.

If we are unable to continually innovate and increase efficiencies, our ability to attract new customers may be adversely affected.

In the area of innovation, we must be able to develop new processes, plant strains, and other technologies that appeal to hemp growers.  This depends, in part, on the technological and creative skills of our personnel and on our ability to protect our intellectual property rights.  We may not be successful in the development, introduction, marketing and sourcing of new technologies or innovations, that satisfy customer needs, achieve market acceptance or generate satisfactory financial returns.

Global economic conditions may adversely affect our industry, business and result of operations.

Disruptions in the global credit and financial market could result in diminished liquidity and credit availability, a decline in consumer confidence, a decline in economic growth, an increased unemployment rate, and uncertainty about economic stability. These economic uncertainties can affect businesses such as ours in a number of ways, making it difficult to accurately forecast and plan our future business activities. Such conditions can lead consumers to postpone spending, which can cause manufacturers to cancel, decrease or delay orders with us.  We are unable to predict the likelihood of the occurrence, duration or severity of such disruptions in the credit and financial markets and adverse global economic conditions and such economic conditions could materially and adversely affect our business and results of operations.

Our business depends substantially on the continuing efforts of our executive officers and our business may be severely disrupted if we lose their services.

Our future success depends substantially on the continued services of our executive officers, especially our President and director, Mr. Donald Cord. We do not maintain key man life insurance on any of our executive officers and directors. If one or more of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some of our customers.

Litigation may adversely affect our business, financial condition and results of operations.

From time to time in the normal course of our business operations, we may become subject to litigation that may result in liability material to our financial statements as a whole or may negatively affect our operating results if changes to our business operation are required. The cost to defend such litigation may be significant and may require a diversion of our resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of our business, regardless of whether the allegations are valid or whether we are ultimately found liable. As a result, litigation may adversely affect our business, financial condition and results of operations.

We may be required to incur significant costs and require significant management resources to evaluate our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and any failure to comply or any adverse result from such evaluation may have an adverse effect on our stock price.

As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”).  Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. This report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities.   As of May 31, 2013, the management of the Company assessed the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and SEC guidance on conducting such assessments. Management concluded, as of the quarter ended May 31, 2013, that its internal controls and procedures were not effective to detect the inappropriate application of U.S. GAAP rules.   Management realized there were deficiencies in the design or operation of our internal control that adversely affected our internal controls which management considers to be material weaknesses including those described below:

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We have not achieved the optimal level of segregation of duties relative to key financial reporting functions.

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We do not have an audit committee or an independent audit committee financial expert. While not being legally obligated to have an audit committee or independent audit committee financial expert, it is the management’s view that to have an audit committee, comprised of independent board members, and an independent audit committee financial expert is an important entity-level control over our financial statements.

Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. No assurance can be given that we will be able to fully comply with Section 404 or that we and our independent registered public accounting firm would be able to conclude that our internal control over financial reporting is effective at fiscal year end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

Our international operations involve the use of foreign currencies, which subjects us to exchange rate fluctuations and other currency risks.

The revenues and expenses of our international operations will generally be denominated in local currencies, which subjects us to exchange rate fluctuations between such local currencies and the U.S. dollar.  These exchange rate fluctuations will subject us to currency translation risk with respect to the reported results of our international operations, as well as to other risks sometimes associated with international operations.  In the future, we could experience fluctuations in financial results from our operations outside of the United States, and there can be no assurance we will be able, contractually or otherwise, to reduce the currency risks associated with our international operations.

We may be adversely affected by economic and political conditions in the countries where we operate.

We intend to operate in the EU and other countries throughout the world.  Economic and political changes in these countries, such as inflation rates, recession, foreign ownership restrictions, restrictions on transfer of funds into or out of a country and similar factors may adversely affect results of operations.

Our insurance coverage may be inadequate to cover all significant risk exposures.

We will be exposed to liabilities that are unique to the products we provide.  While we intend to maintain insurance for certain risks, the amount of our insurance coverage may not be adequate to cover all claims or liabilities, and we may be forced to bear substantial costs resulting from risks and uncertainties of our business.  It is also not possible to obtain insurance to protect against all operational risks and liabilities.  The failure to obtain adequate insurance coverage on terms favorable to us, or at all, could have a material adverse effect on our business, financial condition and results of operations.   We do not have any business interruption insurance.  Any business disruption or natural disaster could result in substantial costs and diversion of resources.

Properties

The registrant’s corporate headquarters is located at 17422 E. Progress Drive, Suite 107, Centennial CO 80015. Its telephone is 720-432-0214. Although the registrant’s existing facilities are sufficient for its current needs, the registrant anticipates moving to larger quarters in the future, and does not anticipate any difficulty in locating the additional space required to accommodate the expansion of its operations.  Some portion of the funds being raised is attributable to this relocation and expansion.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the number of shares of our common stock and preferred stock owned beneficially as of May 28, 2014 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Donald Corn CEO, CFO and Director	57,475,200 (direct)	35.59%
Common Stock	All Officers and Directors as a Group (1 person)	57,475,200	35.59%

Preferred Stock	Donald Corn CEO, CFO and Director	5,000,000	100.00%
Preferred Stock	All Officers and Directors as a Group (1 person)	5,000,000	100.00%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.   In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on May 28, 2014.   Assuming the retirement of 112,000,000 common shares by the former majority shareholder, there are 161,475,200 shares of our common stock issued and outstanding and 5,000,000 shares of our Series A preferred stock issued and outstanding.

Directors and Executive Officers

The following table sets forth the name and positions of our sole executive officer and director as of May 28, 2014:

Name	Position
Donald Corn	Chief Executive Officer, Chief Financial Officer and Director

Set forth below is a brief description of the background and business experience of our sole executive officer and director:

Donald Corn.  On May 1, 2014, Donald Corn was appointed the sole officer and director of the registrant.  Mr. Corn has an extensive business marketing background and has been involved in developing leading edge product offerings in several industries, including the first BioTech Online database for medical researchers; the HUD HomeSource for real estate, and targeted mobile platform applications.  Since then, Mr. Corn has worked as a private investor.  Mr. Corn graduated from USMA in 1971.   From 1971 to 1976, Mr. Corn had a distinguished career as an Officer in the Armed Forces, where he managed the largest supply and maintenance facility in the US Army; later engaged a second career as an IBM computer sales and marketing professional.   Mr. Corn grew up in a large farming operation in Kansas and the registrant believes he has a sufficient background to implement both hemp farming operations along the Front Range of Colorado, as well as a production/distribution and nationwide market organization to capitalize on these new growth industry.

Term of Office

Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than our sole officer and director.

Executive Compensation

Summary Compensation Table

The following table sets forth total compensation paid to or earned by our named executive officer as that term is defined in Item 402(m)(2) of Regulation S-K, during the fiscal year ended May 31, 2013.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non- Equity Incentive Plan Compen- sation	Non- qualified Deferred Compen- sation Earnings	All Other Compen- sation ($)	Total ($)
Donald Perks Former Sole Executive Officer and Former Director	2013	65,000	-	-	-	-	-	-	65,000

Outstanding Equity Awards At Fiscal Year-End

We have not issued any outstanding equity awards since our inception.

Employment Contracts

We have no employment contracts, termination of employment or change-in-control arrangements with our executive officers and directors.

Certain Relationships and Related Transactions, and Director Independence

Except as disclosed below, none of the following persons has, in the last fiscal year, had any material interest, director or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

(a)   any director or officer;

(b)   any proposed nominee for election as a director;

(c)   any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock;

(d)   any promoters; or

(e)   any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary.

On April 15, 2014, we issued 5,000,000 Series A preferred shares to our sole executive officer and sole director, Donald Perks at a price of $0.0001 per share for services rendered. The Series A preferred shares have voting rights at a ratio of 100 to 1.  Each Series A preferred share is convertible into two common shares.  The Series A preferred shares were issued pursuant to Section 4(2) of the Securities Act and are restricted shares as defined in the Securities Act.

Our common stock is quoted on the OTCQB interdealer quotation system, which does not have director independence requirements.   Donald Corn would not be considered an “independent” director as that term is defined by a national securities exchange or an inter-dealer quotation system.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2014, Donald Perks, sole officer and director of the registrant, resigned in conjunction with the change of control of the registrant.

On May 1, 2014, Donald Corn was appointed the sole officer and director of the registrant.  Mr. Corn has an extensive business marketing background and has been involved in developing leading edge product offerings in several industries, including the first BioTech Online database for medical researchers; the HUD HomeSource for real estate, and targeted mobile platform applications.  Since then, Mr. Corn has worked as a private investor.  Mr. Corn graduated from USMA in 1971.   From 1971 to 1976, Mr. Corn had a distinguished career as an Officer in the Armed Forces, where he managed the largest supply and maintenance facility in the US Army; later engaged a second career as an IBM computer sales and marketing professional.   Mr. Corn grew up in a large farming operation in Kansas and the registrant believes he has a sufficient background to implement both hemp farming operations along the Front Range of Colorado, as well as a production/distribution and nationwide market organization to capitalize on these new growth industry.

Item 7.01

Regulation FD Disclosure

The information in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.   This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Immediately concurrently with the closing of this transaction by which Mr. Corn acquired control as set forth in Item 5.01, the registrant will cease all current operations.  Moving forward and as more fully described under Item 5.01, the registrant plans to manufacture and distribute a product line of topical pain remedies using homeopathic ingredients developed from industrial cannabidiol.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

99.1

Stock Purchase Agreement incorporated by reference to Form 8-K filed on May 12,

              2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Rainbow International, Corp.

By:  /s/ Donald R. Corn

        Donald R. Corn

        Chief Executive Officer

Dated:  May 28, 2014